SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 28, 2009

STATION CASINOS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-21640	88-0136443
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1505 South Pavilion Center Drive, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 495-3000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01                                           Entry into a Material Definitive Agreement

In connection with the filing of the bankruptcy case described below, on July 28, 2009, Station Casinos, Inc. (the “Company”) entered into a Second Forbearance Agreement and Second Amendment to the Credit Agreement (the “Forbearance Agreement”) with the lenders holding a majority of the commitments under its senior secured credit facility (the “Credit Facility”) pursuant to which the lenders agreed, among other things, to forbear from exercising their default-related rights, remedies and powers or privileges against certain subsidiaries that guarantee the Company’s obligations under the Credit Facility through the earlier of the effective date of a plan of reorganization under the Chapter 11 Case or January 31, 2010, unless earlier terminated.  A copy of the Forbearance Agreement, without exhibits, is attached hereto as Exhibit 10.1 and is incorporated by reference as though fully set forth herein.  The foregoing summary of the Forbearance Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Forbearance Agreement.  The Forbearance Agreement is filed with this Current Report on Form 8-K to provide information regarding its terms and is not intended to provide any other factual information about the Company.

Item 1.03                                           Bankruptcy or Receivership

On July 28, 2009, the Company and its affiliates FCP Holding Inc., FCP VoteCo, LLC, Fertitta Partners, LLC, FCP MezzCo Parent, LLC, FCP MezzCo Parent Sub, LLC, FCP MezzCo Borrower VII, LLC, FCP MezzCo Borrower VI, LLC, FCP MezzCo Borrower V, LLC, FCP MezzCo Borrower IV, LLC, FCP MezzCo Borrower III, LLC, FCP MezzCo Borrower II, LLC, FCP MezzCo Borrower I, LLC, FCP PropCo, LLC, Northern NV Acquisitions, LLC, Tropicana Station, LLC, River Central, LLC and Reno Land Holdings, LLC (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Nevada in Reno, Nevada (the “Bankruptcy Court”) under chapter 11 of title 11 of the United States Code.  These chapter 11 cases are being jointly administered under the caption Northern NV Acquisitions, LLC, et al Debtors.

In addition to cash generated from its operating subsidiaries and affiliates, the Company has in place an agreement with its senior secured lenders that, subject to court approval,  permits it to borrow, as needed, up to $150 million of cash from one of its non-operating subsidiaries.

The Company’s direct and indirect subsidiaries that operate its hotel and casino properties, have not filed for bankruptcy relief and continue to operate their businesses in the ordinary course.  The Debtors continue to conduct their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.  The Company remains in discussions with its lenders and the holders of the Notes regarding a possible reorganization of its capital structure.  There can be no assurance that any agreement concerning such a reorganization will be reached or, if any agreement is reached, what the terms thereof will be.

A copy of a press release, dated July 28, 2009, issued by the Company announcing the filing of the Chapter 11 Case is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.04.                                        Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The filing of the Chapter 11 Case constitutes an event of default or otherwise triggered repayment obligations under the Company’s Credit Facility, CMBS mortgage loan and related mezzanine financings and master lease, land loan, 6 ½% Senior Subordinated Notes due February 1, 2014, 7 ¾% Senior Notes due August 15, 2016, 6 7/8% Senior Subordinated Notes due 2016, 6 5/8% Senior Subordinated Notes due 2018, 6% Senior Notes due 2012, Aliante credit facility, and lease for the Company’s executive office building. As a result of the Chapter 11 Case, all debt outstanding under such debt arrangements became automatically due and payable, subject to an automatic stay of any action to collect, assert, or recover a claim against the Debtors and the application of applicable bankruptcy law under the Bankruptcy Code.

Item 9.01                                      Financial Statements and Exhibits

(d) Exhibits

10.1                           Second Forbearance Agreement; and Second Amendment to the Credit Agreement, dated July 28, 2009, among the Company, certain subsidiaries of the Company as guarantors, FCP Holding, Inc., Fertitta Partners LLC, FCP VoteCo, LLC, the lenders party thereto and Deutsche Bank Trust Company Americas, as administrative agent.

99.1                           Press Release, dated July 28, 2009, issued by the Company announcing the filing of the Chapter 11 Case.

The information contained in this Current Report on Form 8-K includes forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All statements (other than statements of historical facts) that address projected or estimated results, or events, developments or results that we intend, expect, believe, anticipate, plan, forecast or project, will or may occur in the future are forward-looking statements. The words possible,” propose,” might,” could,” would,” projects,” plan,” forecasts,” anticipates,” expect,” intend,” believe,” seek” or may,” and similar expressions, are intended to identify forward-looking statements, but are not the exclusive means of identifying them. Forward-looking statements are subject to a number of risks, contingencies and uncertainties, some of which our management has not yet identified. Forward-looking statements are not guarantees of future performance; subsequent developments may cause forward-looking statements to become outdated; and actual results, developments and business decisions may differ materially from those contemplated by such forward-looking statements as a result of various factors, certain (but not all) of which are discussed in the risk factors included in the Registrant’s reports filed with the SEC including, but not limited to, its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Important factors that could cause actual results to differ from those contemplated by forward-looking statements include, but are not limited to, the terms of the restructuring or reorganization plan ultimately implemented, the timing thereof, the related costs and expenses, and the ability of the Registrants to maintain normal relationships with their vendors, service providers and customers. The Registrants undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or circumstances, or otherwise.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Station Casinos, Inc.

Date: July 28, 2009	By:	/s/ Thomas M. Friel
Thomas M. Friel
Executive Vice President, Chief Accounting Officer and Treasurer